                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               c-quential, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                              04-3510387
 ----------------------------------------  ------------------------------------
 (State of Incorporation or Organization)  (I.R.S. Employer Identification no.)


                 25 Acorn Park, Cambridge, Massachusetts            02140
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)         (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.   [_]                                 box.   [X]

Securities Act registration statement file number to which this form
relates:   333-36652
         -------------
        (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class            Name of Each Exchange on Which
        to be so Registered            Each Class is to be Registered
--------------------------------    ------------------------------------

              None                                  None
--------------------------------    ------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                  Class A Common Stock, par value $.01 per share
        ---------------------------------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          A description of the Class A Common Stock of the registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus which forms a part of the Registration Statement on Form S-1, as amended (the "Registration Statement"), filed under the Securities Act of 1933 with the Securities and Exchange Commission on May 10, 2000, File No. 333-36652, which information, as amended and including all exhibits thereto, is incorporated herein by reference for all purposes.


ITEM 2.  EXHIBITS.

               (1) Specimen certificate for shares of common stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement).

               (2) Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

               (3) Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                C-QUENTIAL,  INC.



                                By: /s/  Rudolf Fischer
                                   -------------------------------
                                   Rudolf Fischer
                                   President and Chief Executive Officer


Dated: September 13, 2000